Consolidated statements of other comprehensive income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Statement of comprehensive income [Line Items]
Net profit (loss)	$ (11,654)	$ 64,435	$ (327,814)
Other comprehensive income (loss) to be reclassified to profit or loss in subsequent periods
Net change in unrealized gain (loss) on cash flow hedges	31,464	(26,822)	(4,368)
Income tax effect	(9,916)	7,963	(1,301)
Unrealized gain on investments	1,053	(427)	279
Other comprehensive profit (loss)	22,601	(19,286)	(5,390)
Total other comprehensive profit (loss), net of income tax	10,947	45,149	(333,204)
Attributable to:
Equity holders of the parent	(260)	48,718	(327,515)
Non-controlling interests	11,207	(3,569)	(5,689)
Total other comprehensive loss	$ 10,947	$ 45,149	$ (333,204)